UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2019

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street
New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02,	“Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”

(b)    On October 21, 2019, Moody’s Corporation (the “Company”) entered into a letter agreement with Mark Almeida in connection with the Company’s previous announcement that Mr. Almeida will be leaving his position as President of Moody’s Analytics, effective November 1, 2019 (the “Agreement”).

The Agreement provides that Mr. Almeida will serve as a Special Advisor through December 31, 2020. During this advisory period, Mr. Almeida will continue to be paid his base salary at its current rate, will earn an annual cash incentive bonus in respect of 2019 and 2020, each payable based on target performance, and will be eligible for a 2020 long-term incentive award with a grant date value equal to that of the long-term incentive award he received in 2019. Following the advisory period, Mr. Almeida will receive benefits under the Company’s defined benefit pension plans and equity plans as described in Moody’s 2019 Proxy Statement, and the Company has agreed to waive the one year post-grant service requirement applicable to his 2019 and 2020 long-term incentive awards under the Moody’s Corporation 2001 Amended and Restated Key Employee Stock Incentive Plan. The Agreement also contains customary confidentiality, non-competition, cooperation and non-solicitation covenants and release of claims, and the benefits described above are conditioned on Mr. Almeida’s compliance with such obligations.

A copy of the Agreement is attached as Exhibit 10.1 to this Current Report and the foregoing description is qualified by reference to such exhibit.

Item 9.01,	“Financial Statements and Exhibits”

(d) Exhibits

10.1	Transition Agreement between the Company and Mark Almeida, dated October 21, 2019.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: October 25, 2019

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